SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 1998
                                                         ---------------

                        PINNACLE WEST CAPITAL CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

            Arizona                             1-8962                               86-0512431
------------------------------------------------------------------------------------------------------
(State or other jurisdiction                  (Commission                           (IRS Employer
      of incorporation)                      File Number)                       Identification Number)


    400 East Van Buren St., P.O. Box 52132, Phoenix, Arizona     85072-2132
    --------------------------------------------------------     ----------
            (Address of principal executive offices)             (Zip code)



                                 (602) 379-2500
                -------------------------------------------------
              (Registrant's telephone number, including area code)



                                      NONE
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events

         ACC Rules. In December 1996, the Arizona Corporation Commission (the "ACC") adopted rules that provide for a framework for the introduction of retail electric competition. On August 4, 1998, the ACC adopted amendments to the rules.

         The major components of the amended rules, which apply to all "Affected Utilities," including the Arizona Public Service Company ("APS"), are outlined below:


         + Each Affected Utility is expected to provide competitive generation service to 20% of its 1995 retail peak demand by January 1, 1999. Customers eligible for the 20% phase-in beginning January 1, 1999 include (a) customers with specified loads of at least 1 MW and (b) customers with load demands of at least 40kW that are aggregated into a combined load of at least 1 MW. In addition, the rules require 100% of retail customers (including residential customers) access to competitive services beginning January 1, 2001.

         + Prior to January 1, 2001, residential customers will have access to competitive services through a quarterly phase-in of one-half percent of residential customers per quarter beginning January 1, 1999.

         + The rules establish that the ACC shall allow Affected Utilities a "reasonable opportunity" to recover unmitigated stranded cost. Affected Utilities are still expected to take reasonable, cost-effective steps to mitigate stranded costs.

         + Absent a waiver from the ACC, each Affected Utility must separate itself of all competitive generation assets and services prior to January 1, 2001. The separation must be either to an unaffiliated party or to a separate corporate affiliate or affiliates.

         + The rules contain "affiliate transaction rules" generally prohibiting an Affected Utility and its competitive electric affiliates from sharing personnel, office space, equipment, services, and systems, except to the extent appropriate to perform certain permissible shared corporate support functions.

         + The rules become effective immediately upon filing with the Arizona Secretary of State; however, the ACC must complete a public process to formalize the amended rules within six months. APS anticipates the completion of this process by year-end 1998 or early 1999.

         + The rules contain a number of other provisions and details related to operational issues, such as solar power, customer data standards and an independent system administrator or operator.


          All Affected Utilities are required to make the following filings in the next several months:

         + August 21, 1998 - proposed plan for quantification and recovery of stranded costs;

         + September 15, 1998 - report "detailing possible mechanisms to provide benefits, such as rate reductions of 3% to 5%, to all 'standard offer' customers";

         + September 15, 1998 - proposed plan for residential phase-in implementation;

         +        December   31,   1998  -   affiliate   rule   compliance   and
                  restructuring plan.

                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PINNACLE WEST CAPITAL CORPORATION
                                               (Registrant)




Dated:   August 6, 1998              By:   Faye Widenmann
                                           -----------------------
                                           Faye Widenmann
                                           Vice President of Corporate Relations
                                           and Administration and Secretary